Exhibit 99.15


Sales

Sales growth, excluding the impact of currency, is presented since the Company believes that it is a meaningful measure of comparative performance. Currency fluctuations that are not within the control of management can have significant impact on the comparability of reported sales and could disguise meaningful trends in the business.

WW sales growth             2002         2001          2000

Growth excl currency        12.1%        13.4%          9.9%
Currency impact               .2         (2.6)         (3.3)
Growth as reported          12.3%        10.8%          6.6%

International sales growth

Growth excl currency        10.3%        11.8%          7.8%
Currency impact               .5         (6.4)         (7.5)
Growth as reported          10.8%         5.4%           .3%

WW sales growth            5 yr CGR     10 yr CGR
Growth excl currency        12.1%         12.0%
Currency impact             (2.1)         (1.7)
Growth as reported          10.0%         10.3%

2002 sales growth by
  geographic area                       Western      Asia Pacific
                            Europe      Hemisphere         Africa

Growth excl currency         8.3%          10.9%           13.6%
Currency impact              5.9          (13.4)           (1.4)
Growth as reported          14.2%          (2.5)%          12.2%



WW Earnings before Provision for Taxes on Income

The Company provided pre-tax earnings information, excluding the impact of in-process research & development charges (IPR&D) and pooling related transaction expenses. Both of these types of expenses are related to business combination transactions. The Company believes that presenting information that excluded such transaction related amounts was helpful to the reader in evaluating the on-going business.

$ in Millions              2002     2001     2000      1999
WW earnings before taxes
  excluding IPRD &
  merger/restructuring
  costs                  $9,480    8,150    6,901    5,959
IPRD                       (189)    (105)     (66)       -
Merger/restructuring
  costs                       -     (147)      33      (82)
As reported WW earnings
  before taxes           $9,291    7,898    6,868    5,877

Growth over prior yr excl
  IPRD & merger/restructuring
  costs                    16.3%    18.1     15.8
Growth over prior yr
  as reported              17.6%    15.0     16.9
Net Earnings and Earnings per Share

The Company provided net earnings and earnings per share information, the related growth over prior year and the 5 and 10 year compound average growth rate excluding the impact of IPR&D, pooling related transaction expenses, the reversal in 2000 of certain restructuring costs originally recorded in 1998 and an accounting change in 1992. The Company believes that presenting information that excluded such transaction related and non-recurring amounts was helpful to a reader in evaluating the on-going business.

$ in Millions except
  per share amounts           2002        2001        2000
WW net earnings excl
  IPRD & merger/restructuring
  costs & accounting
  change                    $6,786       5,899       4,998
IPRD                          (189)       (105)        (66)
Merger/restructuring
  costs                          -        (126)         21
Accounting change                -           -           -
WW net earnings as
  reported                  $6,597       5,668       4,953
Growth over prior yr excl
  IPRD & merger/restructuring
  costs & accounting
  change                      15.0%       18.0        14.9
Growth over prior yr
  as reported                 16.4%       14.4        15.9

Earnings per share excl
  IPRD & merger/restructuring
  costs & accounting
  change                     $2.23        1.91        1.63
Earnings per share as
  reported                   $2.16        1.84        1.61

Growth over prior yr excl
  IPRD & merger/restructuring
  costs & accounting
  change                      16.8%       17.2        14.8
Growth over prior yr
  as reported                 17.4%       14.3        15.8


WW net earnings                5 yr CGR             10 yr CGR
Growth excluding impact of
  accounting change in 1992,
  merger/restructuring cost
  & IPR&D in 2002                 14.9%                15.7
Impact of accounting change
  in 1992, merger/restructuring
  cost & IPR&D in 2002             1.4                  5.3
Growth as reported                16.3%                21.0

WW diluted earnings per share
Growth excluding impact of
  accounting change in 1992,
  merger/restructuring cost
  & IPR&D in 2002                 15.0%                15.0
Impact of accounting change
  in 1992, merger/restructuring
  cost & IPR&D in 2002             1.2                  5.3
Growth as reported                16.2%                20.3


Summary Data

The Company provided net earnings per share and the increase over prior year excluding the impact of IPR&D, merger/restructuring costs, the reversal in 2000 of certain restructuring costs originally recorded in 1998 and a 1992 accounting change. The Company believes that presenting information that excluded such transaction related and non-recurring amounts was helpful to a reader in evaluating the on-going business.


$ in Millions except
  per share amounts       2002    2001     2000     1999     1998
WW net earnings excl
  IPRD & merger/restructuring
  costs & accounting
  change                $6,786   5,899    4,998    4,348    3,798
IPRD                      (189)   (105)     (66)       -     (298)
Merger/restructuring
  costs                      -    (126)      21      (75)    (399)
Accounting change            -       -        -        -        -
WW net earnings as
  reported              $6,597   5,668    4,953    4,273    3,101

Earnings per share excl
  IPRD & merger/restructuring
  costs & accounting
  change                 $2.23    1.91     1.63     1.42     1.24
Earnings per share as
  reported               $2.16    1.84     1.61     1.39     1.02

Growth over prior yr excl
  IPRD & merger/restructuring
  costs & accounting
  change                  16.8%   17.2     14.8     14.5     11.7
Growth over prior yr
  as reported             17.4%   14.3     15.8     36.3        -



$ in Millions except
  per share amounts           1997      1996      1995     1994
WW net earnings excl
  IPRD & merger/restructuring
  costs & accounting
  change                    $3,385     2,958     2,418    1,998
IPRD                          (108)        -         -      (37)
Merger/restructuring
  costs                       (172)        -         -        -
Accounting change                -         -         -        -
WW net earnings as
  reported                  $3,105     2,958     2,418    1,961

Earnings per share excl
  IPRD & merger/restructuring
  costs & accounting
  change                     $1.11       .98       .84      .70
Earnings per share as
  reported                   $1.02       .98       .84      .69

Growth over prior yr excl
  IPRD & merger/restructuring
  costs & accounting
  change                      13.3%     16.7     20.0      11.1
Growth over prior yr
  as reported                  4.1%     16.7     21.7       9.5



$ in Millions except
  per share amounts                 1993         1992
WW net earnings excl
  IPRD & merger/restructuring
  costs & accounting
  change                          $1,786        1,572
IPRD                                   -            -
Merger/restructuring costs             -            -
Accounting change                      -         (595)
WW net earnings as
  reported                        $1,786          977

Earnings per share excl
  IPRD & merger/restructuring
  costs & accounting
  change                            $.63          .55
Earnings per share as
  reported                          $.63          .34

Growth over prior yr excl
  IPRD & merger/restructuring
  costs & accounting
  change                            14.5%        25.0
Growth over prior yr
  as reported                       85.3%       (22.7)



Summary Data (continued)

The Company provided the percent return on average shareholders' equity and earnings percent of sales to customers over prior year excluding the impact of IPR&D, merger/restructuring costs and a 1992 accounting change. The Company believes that presenting information that excluded such transaction related and non-recurring amounts was helpful to a reader in evaluating the on-going business.

                                             1998
Percent return on average
  shareholders' equity excl
  inventory write-offs, IPR&D &
  merger/restructuring costs                 26.5%
Impact of inventory write-offs,
  IPR&D & merger/restructuring costs         (4.3)%
Percent return as reported                   22.2%

Earnings percent of sales to
  customers excl
  inventory write-offs, IPR&D &
  merger/restructuring costs                 16.0%
Impact of inventory write-offs,
  IPR&D & merger/restructuring costs         (3.0)%
Earnings percent as reported                 13.0%


                                             1992
Earnings percent of sales to
  customers excl
  accounting change                          11.6%
Impact of accounting change                  (4.4)%
Earnings percent as reported                  7.2%

Percent return on average
  shareholders' equity excl
  accounting change                          25.1%
Impact of accounting change                  (8.7)%
Percent return as reported                   16.4%